UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 28, 2011

CENTER BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	2-81353	52-1273725
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

2455 Morris Avenue, Union, New Jersey	07083
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (800) 862-3683

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On March 28, 2011, the Board of Directors of Center Bancorp, Inc. (the “Company”) appointed Vincent Tozzi to the positions of Vice President, Treasurer and Chief Financial Officer of the Company effective immediately.

Mr. Tozzi joined Union Center National Bank (the “Bank”) in December, 2010 as a consultant to the Finance Division and was hired as Senior Vice President & CFO of the Bank in February 2011.  He previously served as Senior Vice President and Chief Financial Officer of The Bank of Princeton.  Mr. Tozzi holds an MBA in Accounting and Taxation from Rutgers University and a B.A. from St. John’s University.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 99.1 – Press release of the Company, dated March 29, 2011.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTER BANCORP, INC.

By:	/s/ Anthony C. Weagley
Name: Anthony C. Weagley
Title: President and Chief Executive Officer

Date March 31, 2011

EXHIBIT INDEX

Exhibit 99.1 – Press release of the Company, dated March 29, 2011.